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                                EXHIBIT 10(C)(1)



                      RESTRICTED STOCK PLAN FOR DIRECTORS


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                  THE COLONIAL BANCGROUP, INC. FIRST AMENDED AND
                  RESTATED RESTRICTED STOCK PLAN FOR DIRECTORS, AS AMENDED, INCLUDED AS EXHIBIT 10(C)(1) TO THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S-4, FILE NO. 33-52952, IS INCORPORATED HEREIN BY REFERENCE.


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